EXECUTION VERSION

AMENDMENT NO. 5 TO LOAN AGREEMENT

This Amendment No. 5 to Loan Agreement (the “Amendment”) dated as of September 11, 2024 is between Bank of America, N.A. (the “Bank”) and Nature’s Sunshine Products, Inc. (the “Borrower”).

RECITALS

A. The Bank and the Borrower entered into a certain Loan Agreement dated as of July 11, 2017 (together with any previous amendments, the “Agreement”). The outstanding principal balance of the Line of Credit as of September 11, 2024 is $0.00. The current commitment amount of the Line of Credit is $25,000,000.00.

B. The Bank and the Borrower desire to amend the Agreement.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2. Amendments. The Agreement is hereby amended as follows:

2.1    Section 2.4 is hereby amended to read in its entirety as follows:

2.4    Interest Rate.

(a)The interest rate is a rate per year equal to the sum of (i) the greater of Term SOFR Daily Floating Rate or the Index Floor, plus (ii) 1.50 percentage points. For the purposes of this paragraph, “Index Floor” means 0.00%.

(b)The “Term SOFR Daily Floating Rate” is a fluctuating rate of interest which can change on each banking day. The rate will be adjusted on each banking day to equal the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the date of determination for a one month term beginning on that date; provided that if such rate is not published prior to 11:00 a.m. Eastern time on such determination date then the Term SOFR Daily Floating Rate will be the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto for a one month term beginning on that date, in each case, plus the SOFR Adjustment. If at any time the Term SOFR Daily Floating Rate is less than zero, such rate shall be deemed to be zero for the purposes of this Amendment. For purposes of this paragraph only:

i.“CME” means CME Group Benchmark Administration Limited.
ii.“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).
iii.“SOFR Adjustment” with respect to the Term SOFR Daily Floating Rate means 0.10%.
iv.“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Bank) and published on the applicable Reuters screen page (or such

ACTIVE 700699813v3

other commercially available source providing such quotations as may be designated by the Bank from time to time).
v.“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a Default or Event of Default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true in all material respects as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict, in any material respect, with any law, agreement, or obligation by which the Borrower is bound, (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with the Borrower’s articles of incorporation or bylaws, (e) the information included in the Beneficial Ownership Certification most recently provided to the Bank, if applicable, is true and correct in all material respects, and (f) as of the date of this Amendment and throughout the term of the Agreement, no Borrower or Guarantor, if any, is (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”); (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.

4. Conditions. The effectiveness of this Amendment is conditioned upon the Bank’s receipt of the following items, in form and content acceptable to the Bank:

4.1    Executed Amendment. A fully executed counterpart of this Amendment from the Borrower and each guarantor and/or collateral pledgor (collectively, a “Credit Support Provider”) in form satisfactory to the Bank.

4.2    KYC Information.

(a)Upon the request of the Bank, the Borrower shall have provided to the Bank, and the Bank shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act.

(b)If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall have provided a Beneficial Ownership Certification to the Bank if so requested.

4.3    Authorizations. Evidence that the execution, delivery and performance by the Borrower and each Credit Support Provider of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

4.4    Governing Documents. If required by the Bank, a copy of (a) the Borrower’s organizational documents and (b) each other Credit Support Provider’s organizational documents.

4.5    Good Standing. Certificates of good standing for the Borrower and each other Credit Support Provider from its state of formation.

ACTIVE 700699813v3

4.6    Title Policy Endorsement. A date down endorsement with respect to such matters that are reasonably acceptable to the Bank (or otherwise in form and content reasonably acceptable to the Bank) to the Bank’s existing lender’s title insurance policy.

5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement, including but not limited to any Waiver of Jury Trial or Dispute Resolution Provision contained therein, shall remain in full force and effect.

6. General Release. In consideration of the Bank’s agreement to enter into this Amendment, the Borrower hereby releases and forever discharges the Bank and the Bank’s, respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (collectively referred to as the “Bank Group”), from any and all presently existing claims, demands, damages, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which the Borrower may have or claim to have against any of the Bank Group arising out of facts or events in any way related to the Loan Documents and/or the loan transactions evidenced thereby and which have occurred on or on or prior to the date hereof.

7. Electronic Records and Signatures. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may, if agreed by the Bank, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. The Borrower agrees that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on the Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Bank. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Bank may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Bank’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Bank is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Bank pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Bank has agreed to accept such Electronic Signature, the Bank shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Obligor without further verification and (b) upon the request of the Bank any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

8. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND

ACTIVE 700699813v3

CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

[Signature Pages Follow]

ACTIVE 700699813v3

This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank:

Bank of America, N.A.

By: _/s/ Stephanie McClure______________________
Stephanie McClure, Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 TO LOAN AGREEMENT
(NATURE’S SUNSHINE PRODUCTS, INC.)

Borrower:

Nature’s Sunshine Products, Inc.

By: _/s/ Jonathan David Lanoy___________________
Jonathan David Lanoy, Chief Accounting Officer
and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 5 TO LOAN AGREEMENT
(NATURE’S SUNSHINE PRODUCTS, INC.)

CONSENT AND REAFFIRMATION
    OF GUARANTORS AND PLEDGORS

Each of the undersigned (collectively referred to as the “Credit Support Providers”) is a guarantor of, and/or is a pledgor of collateral for, the Borrower’s obligations to the Bank under the Agreement. Each Credit Support Provider hereby (i) acknowledges and consents to the foregoing Amendment, (ii) reaffirms its obligations under its respective guaranty in favor of the Bank and/or under any agreement under which it has granted to the Bank a lien or security interest in any of its real or personal property, and (iii) confirms that such guaranty and other agreements, including but not limited to any Waiver of Jury Trial or Dispute Resolution Provision contained therein, remain in full force and effect, without defense, offset, or counterclaim. (Capitalized terms used herein shall have the meanings specified in the foregoing Amendment.)

Although each of the undersigned has been informed of the terms of the Amendment, each understands and agrees that the Bank has no duty to so notify it or any other guarantor/pledgor or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

Dated as of the date stated at the beginning of the Amendment.

Guarantors:

Quality Nutrition International LLC

By: __/s/ Jonathan David Lanoy___________________
Jonathan David Lanoy, Secretary

Synergy Worldwide, Inc.

By: __/s/ Jonathan David Lanoy __________________
Jonathan David Lanoy, Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 TO LOAN AGREEMENT
(NATURE’S SUNSHINE PRODUCTS, INC.)